UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2005
ALTEON INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16043 (Commission File Number)	13-3304550 (IRS Employer Identification No.)
6 Campus Drive
Parsippany, New Jersey 07054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (201) 934-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On September 30, 2005, Alteon Inc. (the “Registrant”) announced that it has been notified by the U.S. Food & Drug Administration’s Reproductive and Urologic Drug Products Division that it is maintaining the clinical hold previously placed on the Registrant’s Phase 2a study of alagebrium in diabetic patients with erectile dysfunction.
The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibit.
     99.1 Press Release dated September 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEON INC.
Dated: September 30, 2005	/s/ Kenneth I. Moch
Kenneth I. Moch
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 30, 2005.